Consolidated Statements of Comprehensive Income (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010
Net income	$ 324,969	$ 172,134	$ 163,445
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments	(1,315)	1,498	288
Interest rate swap agreements, net of taxes	(2,635)	(1,077)	2,467
Other	(824)	102	(1,046)
Other comprehensive income (loss), net of tax	(4,774)	523	1,709
Comprehensive income	$ 320,195	$ 172,657	$ 165,154